PaineWebber Small Cap Fund

                       ---------------------------------
                                   PROSPECTUS

                                DECEMBER 1, 2000
                       ---------------------------------

This prospectus offers Class A, Class B, Class C and Class Y shares in one of PaineWebber's stock funds. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

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On October 6, 2000, the board of trustees for PaineWebber Small Cap Fund approved the submission to its shareholders of an Agreement and Plan of Reorganization and Termination under which the fund would transfer substantially all of its assets and liabilities to PACE Small/Medium Value Company Equity Investments ('PACE fund'), a series of PaineWebber PACE Select Advisors Trust, another open-end mutual fund. If the fund's shareholders approve its proposed merger, you will receive shares of the PACE fund in exchange for your fund shares and the fund will cease operations.

The same sub-advisers that now manage the fund's investments also manage the PACE fund's investments. The merger is expected to be a tax-free organization, which means that you will not realize any gain or loss on your receipt of PACE fund shares in the merger and neither fund will realize any gain or loss. More information about the proposed merger will be provided in proxy solicitation materials that are expected to be mailed to fund shareholders in mid-December 2000.

You may continue to buy, sell and exchange your fund shares as described in this prospectus prior to the shareholder meeting. When you sell or exchange your fund shares, however, you generally will be subject to federal income tax on any gain you realize. If the merger proposal is approved, the fund expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.
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                            ------------------------
                           PaineWebber Small Cap Fund

                                    CONTENTS
                                    THE FUND

----------------------------------------------------------------------------------------------------------------
What every investor                           3                      Investment Objective, Strategies and Risks
should know about                             4                      Performance
the fund                                      5                      Expenses and Fee Tables
                                              6                      More About Risks and Investment Strategies


                                    YOUR INVESTMENT

----------------------------------------------------------------------------------------------------------------
Information for                               8                      Managing Your Fund Account
managing your fund                                                   -- Flexible Pricing
account                                                              -- Buying Shares
                                                                     -- Selling Shares
                                                                     -- Exchanging Shares
                                                                     -- Pricing and Valuation
                                 ADDITIONAL INFORMATION

----------------------------------------------------------------------------------------------------------------

Additional important                         13                      Management
information about                            14                      Dividends and Taxes
the fund                                     16                      Financial Highlights

----------------------------------------------------------------------------------------------------------------
Where to learn more                                                  Back Cover
about PaineWebber
mutual funds

                      -----------------------------------
                         The fund is not a complete or
                          balanced investment program.
                      -----------------------------------

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                               Prospectus Page 2





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                            ------------------------
                           PaineWebber Small Cap Fund

                           PAINEWEBBER SMALL CAP FUND

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
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FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks of small capitalization ('small cap') companies that are believed to have substantial potential for capital growth. The fund considers companies with market capitalizations of up to $1.5 billion to be small cap.

The fund may invest, to a lesser extent, in stocks of larger companies and in bonds and money market instruments. Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers. The fund may (but is not required to) use options, futures contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund's manager, Mitchell Hutchins Asset Management Inc., has appointed Ariel Capital Management, Inc. ('Ariel') and ICM Asset Management, Inc. ('ICM') to serve as sub-advisers for the fund's investments. Mitchell Hutchins allocates the fund's assets between the two sub-advisers and may change the allocation at any time. The relative values of each sub-adviser's share of the fund's assets also may change over time.

In managing its share of the fund's assets, Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks that have a low price-to-earnings ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

In managing its share of the fund's assets, ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen into disfavor among investors or are under-researched. In deciding which stocks to buy or sell for the fund, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. Regardless of which approach is used to identify stock candidates, ICM then applies fundamental research analysis. ICM generally sells stocks that no longer meet its selection criteria, are at risk for fundamental deterioration or when it identifies more attractive investment opportunities.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Limited Capitalization Risk -- Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

Foreign Investing Risk -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

Derivatives Risk -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

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                               Prospectus Page 3



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                            ------------------------
                           PaineWebber Small Cap Fund

                                  PERFORMANCE
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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on two broad based market indices of small cap companies that are unmanaged and, therefore, do not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, when Mitchell Hutchins or another sub-adviser managed the fund's assets.

TOTAL RETURN ON CLASS A SHARES (1994 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


                           [PERFORMANCE GRAPH]


 CALENDAR                               TOTAL
   YEAR                                 RETURN
 --------                               ------
1990                                        0
1991                                        0
1992                                        0
1993                                        0
1994                                     (1.2)
1995                                    16.81
1996                                    17.45
1997                                    27.38
1998                                    (6.75)
1999                                     2.23

Total return January 1, 2000 to September 30, 2000  -- 16.23%
Best quarter during years shown: 3rd quarter, 1997  -- 21.53%
Worst quarter during years shown: 3rd quarter, 1998  -- (26.69)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

                                                                                                       RUSSELL 2000
                                     CLASS A    CLASS B*     CLASS C     CLASS Y    S&P SMALLCAP 600   [SMALL CAP]
CLASS                               (2/1/93)    (2/1/93)    (2/1/93)    (7/26/96)       INDEX**          INDEX***
(INCEPTION DATE)                    --------    --------    --------    ---------       -------          --------
One Year..........................    (2.39)%     (3.68)%      0.41%       2.57%          12.41%           21.26%
Five Years........................     9.73 %      9.76 %      9.88%        N/A           17.05%           16.69%
Life of Class.....................     7.91 %      7.88 %      7.78%      10.65%           **               ***

---------
*   Assumes conversion of Class B shares to Class A after six years.
** Average annual total returns for the S&P SmalICap 600 Index for the life of each class were as follows: Class A, Class B and Class C -- 13.63%; Class
    Y -- 15.41%.
*** Average annual total returns for the Russell 2000 [Small Cap] Index for the life of each class were as follows: Class A, Class B and Class C -- 13.78%; Class Y -- 16.24%.

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                               Prospectus Page 4



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                           PaineWebber Small Cap Fund

                           EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................    4.5%      None       None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None          5%         1%     None
Exchange Fee................................................   None       None       None      None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
                                                              CLASS A   CLASS B    CLASS C    CLASS Y
Management Fees.............................................   1.00%      1.00%      1.00%     1.00%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00      0.00
Other Expenses..............................................   0.38       0.46       0.41      0.35
                                                               ----       ----       ----      ----
Total Annual Fund Operating Expenses........................   1.63%      2.46%      2.41%     1.35%
                                                               ----       ----       ----      ----
                                                               ----       ----       ----      ----

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                         ------   -------   -------   --------
Class A................................................   $608    $  941    $1,297     $2,296
Class B (assuming sale of all shares at end of
  period)..............................................    749     1,067     1,511      2,403
Class B (assuming no sale of shares)...................    249       767     1,311      2,403
Class C (assuming sale of all shares at end of
  period)..............................................    344       751     1,285      2,746
Class C (assuming no sale of shares)...................    244       751     1,285      2,746
Class Y................................................    137       428       739      1,624

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                               Prospectus Page 5





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                           PaineWebber Small Cap Fund

                               MORE ABOUT RISKS
                           AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Limited Capitalization Risk. Securities of mid and small cap companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Small cap companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of small cap companies may be less liquid and more volatile than securities of larger companies or the market averages in general. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

Foreign Securities Risk. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

Derivatives Risk. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or 'hedge' the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

ADDITIONAL RISKS

Credit and Interest Rate Risks. The fund is authorized to invest in bonds and other income-producing securities. These securities are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary risk presented by U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

ADDITIONAL INVESTMENT STRATEGIES

Defensive Positions; Cash Reserves. In order to protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, if the fund's board appoints a new sub-adviser to manage all or a

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                               Prospectus Page 6




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                            ------------------------
                           PaineWebber Small Cap Fund

portion of the fund's investments, the fund may increase its cash reserves to facilitate the transition to the investment style and strategies of the new sub-adviser. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving the fund's investment objective. The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or as part of its ordinary investment strategy.

Portfolio Turnover. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).

Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered 'short-term' for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term gains than they would pay on distributions that represent long-term gains. Frequent trading also may result in higher fund expenses due to transaction costs.

The fund does not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's distributions may have on shareholders.

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                               Prospectus Page 7





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                            ------------------------
                           PaineWebber Small Cap Fund

                           MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

FLEXIBLE PRICING
----------------

The fund offers four classes of shares -- Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

The fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                            SALES CHARGE AS A PERCENTAGE OF:     REALLOWANCE TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                      OFFERING PRICE   NET AMOUNT INVESTED      PERCENTAGE OF OFFERING PRICE
--------------------                      --------------   -------------------   ----------------------------------
Less than $50,000.......................       4.50%               4.71%                        4.25%
$50,000 to $99,999......................       4.00                4.17                         3.75
$100,000 to $249,999....................       3.50                3.63                         3.25
$250,000 to $499,999....................       2.50                2.56                         2.25
$500,000 to $999,999....................       1.75                1.78                         1.50
$1,000,000 and over(1)..................       None                None                         1.00(2)

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to the dealer.

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

your spouse, parents or children under age 21;

your Individual Retirement Accounts (IRAs);

certain employee benefit plans, including 401(k) plans;

a company that you control;

a trust that you created;

Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

accounts with the same adviser.

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                            ------------------------
                           PaineWebber Small Cap Fund

You may qualify for a complete waiver of the sales charge if you:

Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

   --  you were the Financial Advisor's client at the competing brokerage firm;

   -- within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

   -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

Are a participant in the PaineWebber Members Only'sm' Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

Acquire these shares through a PaineWebber InsightOne'sm' Program brokerage account.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                            PERCENTAGE BY WHICH THE
       IF YOU SELL             SHARES' NET ASSET
      SHARES WITHIN:         VALUE IS MULTIPLIED:
      --------------         --------------------
1st year since purchase...             5%
2nd year since purchase...             4
3rd year since purchase...             3
4th year since purchase...             2
5th year since purchase...             2
6th year since purchase...             1
7th year since purchase...           None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

First, Class B shares representing reinvested dividends, and

Second, Class B shares that you have owned the longest.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

You participate in the Systematic Withdrawal Plan;

You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

You receive a tax-free return of an excess IRA contribution;

You receive a tax-qualified retirement plan distribution following retirement;

The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship;

The shares are held in trust and the death of the trustee requires liquidation of the trust; or

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                            ------------------------
                           PaineWebber Small Cap Fund

The shares are sold in connection with a transfer from an existing PaineWebber
 Mutual Funds SIMPLE IRA plan to another fund group's SIMPLE IRA plan.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with less than 100 eligible employees or less than $1 million in assets.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

The shares are sold in connection with a transfer from an existing PaineWebber
 Mutual Funds SIMPLE IRA plan to another fund group's SIMPLE IRA plan.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

Buy shares through PaineWebber's PACE'sm' Multi Advisor Program;

Buy $10 million or more of PaineWebber fund shares at any one time;

Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the fund through the fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

If you wish to invest in other PaineWebber funds, you can do so by:

Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

Mailing an application with a check; or

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                               Prospectus Page 10




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                            ------------------------
                           PaineWebber Small Cap Fund

Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account...............  $1,000
To add to an account.............  $  100

The fund may waive or reduce these amounts for:

Employees of PaineWebber or its affiliates; or

Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

Frequent Trading. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing'. When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES
--------------

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

Your name and address;

The fund's name;

The fund account number;

The dollar amount or number of shares you want to sell; and

A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

                                  ------------
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                               Prospectus Page 11

--------------------------------------------------------------------------------

                            ------------------------
                           PaineWebber Small Cap Fund

EXCHANGING SHARES
-----------------

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber and Correspondent Firm Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

Other Investors. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:

Your name and address;

The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

Your account number;

How much you are exchanging (by dollar amount or by number of shares to be sold); and

A guarantee of your signature. (See 'Selling Shares' for information on obtaining a signature guarantee.)

Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION
---------------------

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

                                  ------------
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                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Small Cap Fund

                                  MANAGEMENT
--------------------------------------------------------------------------------

MANAGER

Mitchell Hutchins Asset Management Inc. is the manager and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is a wholly owned indirect subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On October 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

Mitchell Hutchins, with the approval of the fund's board, has selected investment sub-advisers for the fund and reviews the performance of those sub-advisers.

SUB-ADVISERS AND PORTFOLIO MANAGERS

Ariel Capital Managment, Inc. ('Ariel') and ICM Asset Management, Inc. ('ICM') serve as sub-advisers for the fund. Ariel is located at 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601. As of September 30, 2000, Ariel had approximately $4.6 billion in assets under management. Eric T. McKissack is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his fund responsibilities since October 10, 2000. He has been with Ariel since 1986 and is currently its vice chair and co-chief investment officer.

ICM is located at 601 W. Main Avenue, Suite 600, Spokane, Washington 99201. Although ICM has been in the investment advisory business since 1981, it has not previously advised mutual funds. As of September 30, 2000, ICM had approximately $1.86 billion in assets under management. ICM uses a team approach in the day-to-day management of its share of the fund's assets and has held its fund responsibilities since October 10, 2000. ICM's team is led by Kevin A. Jones, CFA, and James M. Simmons, CFA. Five experienced analysts round out the research team led by Messrs. Simmons and Jones.

Mr. Simmons is the founder and chief investment officer of ICM. Mr. Jones is a senior portfolio manager with ICM and has managed small- and mid-cap portfolios since 1997. Prior to his appointment as senior portfolio manager in October 1998, Mr. Jones covered numerous industries as a research analyst. Before joining ICM, Mr. Jones spent time as a portfolio analyst for another Northwest investment adviser and as a financial consultant for two major brokerage firms. He has over 12 years experience in the securities industry.

ADVISORY FEES

The fund paid fees to Mitchell Hutchins for advisory and administrative services during the last fiscal year at the annual rate of 1.00% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders must approve this policy before its board may implement it. As of the date of this prospectus, the shareholders of the fund have not been asked to do so.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Small Cap Fund

                               DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares and pays dividends and distributes any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B shares and Class C are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will be comprised primarily of capital gain distributions. A distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. The fund will tell you annually how you should treat its dividends for tax purposes.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Small Cap Fund

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                                  ------------
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                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Small Cap Fund

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Shorter periods are shown for classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

PAINEWEBBER SMALL CAP FUND

                                                    CLASS A                                           CLASS B
                                -----------------------------------------------   -----------------------------------------------
                                         FOR THE YEARS ENDED JULY 31,                      FOR THE YEARS ENDED JULY 31,
                                -----------------------------------------------   -----------------------------------------------
                                 2000      1999      1998      1997      1996#     2000      1999      1998      1997      1996#
                                 ----      ----      ----      ----      -----     ----      ----      ----      ----      -----
Net asset value, beginning of
 period.......................  $ 10.97   $ 13.34   $ 13.42   $ 10.22   $ 11.30   $ 10.36   $ 12.78   $ 13.00   $  9.98   $ 11.15
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income (loss)..    (0.14)@   (0.08)    (0.13)    (0.14)     0.00@    (0.22)@   (0.29)    (0.22)    (0.23)    (0.09)@
Net realized and unrealized
 gains (losses) from
 investments..................     1.46@    (1.18)     1.22      3.75      0.50@     1.36@    (1.02)     1.17      3.66      0.50@
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net increase (decrease) from
 investment operations........     1.32     (1.26)     1.09      3.61      0.50      1.14     (1.31)     0.95      3.43      0.41
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Distributions from net
 realized gains from
 investments..................    --        (1.11)    (1.17)    (0.41)    (1.58)    --        (1.11)    (1.17)    (0.41)    (1.58)
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 period.......................  $ 12.29   $ 10.97   $ 13.34   $ 13.42   $ 10.22   $ 11.50   $ 10.36   $ 12.78   $ 13.00   $  9.98
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total investment return(1)....    12.03%    (8.95)%    8.45%    36.11%     4.69%    11.00%    (9.79)%    7.60%    35.16%     3.90%
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Ratios/Supplemental Data:
Net assets, end of period
 (000's)......................  $40,482   $46,680   $47,589   $32,968   $30,675   $11,593   $18,361   $54,639   $40,749   $36,612
Expenses to average net
 assets, net of waivers from
 adviser(2)...................     1.63%     1.59%     1.56%     2.00%     2.11%     2.46%     2.43%     2.33%     2.75%     2.90%
Net investment income (loss)
 to average net assets, net of
 waivers from adviser(2)......    (1.22)%   (0.77)%   (0.99)%   (1.16)%    0.02%    (2.09)%   (1.62)%   (1.75)%   (1.91)%   (0.78)%
Portfolio turnover rate.......       83%       61%       45%       54%       84%       83%       61%       45%       54%       84%

---------

 # Effective April 1, 1996, Mitchell Hutchins took over day-to-day management of the Fund's assets.

 'D' For the period July 26, 1996 (commencement of offering shares) to July 31,
     1996.

 @ Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included.

(2) During the year ended July 31, 2000 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

                                  ------------
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                               Prospectus Page 16

--------------------------------------------------------------------------------

PAINEWEBBER SMALL CAP FUND

                         CLASS C                                                CLASS Y
     -----------------------------------------------   ---------------------------------------------------------
              FOR THE YEARS ENDED JULY 31,               FOR THE YEARS ENDED JULY 31,             FOR THE
     -----------------------------------------------   ---------------------------------       PERIOD ENDED
      2000      1999      1998      1997      1996#     2000     1999     1998     1997      JULY 31, 1996'D'
      ----      ----      ----      ----      -----     ----     ----     ----     ----      ----------------
     $ 10.36   $ 12.76   $ 12.98   $  9.97   $ 11.14   $11.07   $13.42   $13.46   $10.21          $10.23
     -------   -------   -------   -------   -------   ------   ------   ------   ------          ------
       (0.22)@   (0.20)    (0.21)    (0.24)    (0.08)@  (0.12)@  (0.07)   (0.07)   (0.11)           0.00@

        1.36@    (1.09)     1.16      3.66      0.49@    1.47@   (1.17)    1.20     3.77           (0.02)@
     -------   -------   -------   -------   -------   ------   ------   ------   ------          ------

        1.14     (1.29)     0.95      3.42      0.41     1.35    (1.24)    1.13     3.66           (0.02)
     -------   -------   -------   -------   -------   ------   ------   ------   ------          ------

       --        (1.11)    (1.17)    (0.41)    (1.58)    --      (1.11)   (1.17)   (0.41)            --
     -------   -------   -------   -------   -------   ------   ------   ------   ------          ------
     $ 11.50   $ 10.36   $ 12.76   $ 12.98   $  9.97   $12.42   $11.07   $13.42   $13.46          $10.21
     -------   -------   -------   -------   -------   ------   ------   ------   ------          ------
     -------   -------   -------   -------   -------   ------   ------   ------   ------          ------
       11.00%    (9.63)%    7.61%    35.09%     3.90%   12.20%   (8.73)%   8.74%   36.65%          (0.20)%
     -------   -------   -------   -------   -------   ------   ------   ------   ------          ------
     -------   -------   -------   -------   -------   ------   ------   ------   ------          ------
     $12,648   $18,913   $32,174   $18,812   $18,606   $1,831   $5,044   $7,169   $2,768          $2,801

        2.41%     2.39%     2.32%     2.77%     2.91%    1.35%    1.31%    1.39%    1.72%           1.72%*

       (2.03)%   (1.59)%   (1.75)%   (1.93)%   (0.77)%  (1.04)%  (0.50)%  (0.83)%  (0.88)%          0.07%*
          83%       61%       45%       54%       84%      83%      61%      45%      54%             84%

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 17

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



--------------------------------------------------------------------------------
                            ------------------------
                           PaineWebber Small Cap Fund

TICKER SYMBOL:         Small Cap Fund Class:  A:   PSCAX
                                              B:   PSCBX
                                              C:   PSCDX
                                              Y:   None

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the fund:

For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

Free, from the EDGAR Database on the SEC's Internet website at:
http://www.sec.gov

PaineWebber Securities Trust
 -- PaineWebber Small Cap Fund
Investment Company Act File No. 811-7374

'c' 2000 PaineWebber Incorporated. All rights reserved.

                                  ------------
--------------------------------------------------------------------------------


                          STATEMENT OF DIFFERENCES
                          ------------------------

 The service mark symbol shall be expressed as.......................... 'sm'
 The dagger symbol shall be expressed as................................  'D'
 The copyright symbol shall be expressed as.............................  'c'